                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 7, 2002





                          McDERMOTT INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




  REPUBLIC OF PANAMA                        1-8430             72-0593134
--------------------------------------------------------------------------------
 (State or other jurisdiction            (Commission)         (IRS Employer
     of incorporation)                     File No.)        Identification No.)



  1450 Poydras Street, New Orleans, Louisiana                     70112-6050
--------------------------------------------------------------------------------
 (Address of principal executive offices)                          (Zip Code)




Registrant's Telephone Number, including Area Code:  (504) 587-5400
                                                     --------------




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Item 5.  Other Events

         On November 6, 2002, McDermott International, Inc. announced its results for the third quarter of 2002 and guidance for 2003. The information set forth in McDermott's November 6, 2002 press release, a copy of which is included as Exhibit 99.1 to this report, is incorporated into this report by reference.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

             99.1    Press release issued by McDermott on November 6, 2002.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                          McDERMOTT INTERNATIONAL INC.






                                     By:  /s/ Thomas A. Henzler
                                          --------------------------------------
                                          Thomas A. Henzler
                                          Vice President Finance
                                          and Corporate Controller



November 7, 2002

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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER      DESCRIPTION
-------     -----------
99.1        Press release issued by McDermott on November 6, 2002.



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